UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

LEGG MASON ETF INVESTMENT TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Legg Mason ETF Investment Trust

280 Park Avenue

New York, NY 10017

[    ], 2021

Dear Shareholder:

A special meeting of shareholders of Legg Mason ETF Investment Trust (the “Trust”), including its various series (each, a “Fund” and collectively, the “Funds”), is scheduled to be held on Tuesday, June 15, 2021 at 11:00 a.m. (Eastern time). Due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of Fund shareholders, the meeting will be held in a virtual meeting format that is accessible solely by means of remote communication. Instructions on attending the meeting are set forth in the enclosed Notice of Meeting.

The meeting is being held for the purposes of:

1)	Electing Trustees; and

2)	Transacting such other business as may properly come before the special meeting and any adjournment(s) or postponement(s) thereof.

Shareholders are being asked to elect a new slate of Trustees of the Trust, which includes legacy Legg Mason-sponsored exchange-traded funds. The nominees are members of the board that oversees the Franklin Templeton family of exchange-traded funds (“Franklin Templeton ETFs”). The nominees are highly qualified and have substantial experience in overseeing the operations of exchange-traded funds. Franklin Templeton acquired the adviser and subadviser(s) of the Funds on July 31, 2020. Bringing together the Funds and the Franklin Templeton ETFs under the oversight of a single Board is expected to promote efficient oversight of the Funds, and efficient use of resources by management, which may enhance management’s productivity with respect to the Funds.

The Board recommends that you vote “FOR” Proposal 1. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal.

Your vote on this matter is important. Please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposal to be voted on, please call Computershare Fund Services at 1-866-963-6132.

Sincerely,

Jane Trust

President and Trustee

Legg Mason ETF Investment Trust

280 Park Avenue

New York, NY 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On June 15, 2021

A special meeting of the shareholders (the “Meeting”) of Legg Mason ETF Investment Trust (the “Trust”), including its various series (each, a “Fund”), is scheduled to be held on Tuesday, June 15, 2021 at 11:00 a.m. (Eastern time). Due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of Fund shareholders, the Meeting will be held in a virtual meeting format that is accessible solely by means of remote communication, described further below.

The Meeting is being held for the following purposes, as more fully described in the accompanying Proxy Statement:

1)	To elect Trustees of the Trust.

2)	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Your Board recommends that you vote “FOR” Proposal 1.

Shareholders of record at the close of business on March 1, 2021 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.

If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.

The Meeting will be held at the following Meeting website: http://www.meetingcenter.io/222688342. To participate in the Meeting, shareholders must enter the following password: ETF2021. Shareholders must also enter the control number found on the applicable proxy card received. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. For questions relating to participation at the Meeting by remote communication, please call the Computershare Fund Services (“Computershare”) technical support number at 1-888-888-0151.

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If shares are held through an intermediary, such as a bank or broker, shareholders must register in advance to attend the Meeting. To register shareholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to Computershare. Shareholders may forward an email from their intermediary or send an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 11:00 a.m. (Eastern Time) on June 11, 2021. Shareholders will receive a confirmation email from Computershare of the shareholder’s registration and a control number that will allow the shareholder to vote at the Meeting.

By order of the Board of Trustees,

Marc A. De Oliveira

Secretary

[    ], 2021

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Legg Mason ETF Investment Trust

280 Park Avenue

New York, NY 10017

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on June 15, 2021:

The Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy card and voting instruction form, and any amendments or supplements to the foregoing, are available on the Internet at https://www.proxy-direct.com/lmf-31873.

If you have any questions, including questions relating to attending the Meeting by remote communication, or would like to vote your shares, please call Computershare Fund Services (“Computershare”), the proxy solicitor for the Funds, toll-free at 1-866-963-6132.

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Legg Mason ETF Investment Trust (the “Trust”), of proxies to be voted at a special meeting of shareholders (the “Meeting”) of the Trust listed in Appendix A (each, a “Fund” and collectively, the “Funds”), scheduled to be held on Tuesday, June 15, 2021, and at any and all adjournments or postponements thereof. The Meeting, which is identified in the enclosed “Notice of Special Meeting of Shareholders,” will be held at 11:00 a.m. (Eastern time). Due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of Fund shareholders, the Meeting will be held in a virtual meeting format that is accessible solely by means of remote communication. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

At the Meeting, shareholders of each Fund in the Trust will vote together on the election of Trustees for the Trust. This Proxy Statement and the accompanying materials are being mailed by the Board on or about [    ], 2021.

Each Fund is organized as a series of the Trust, a Maryland statutory trust. The Trust is a registered investment company. A list of the series of the Trust is set forth in Appendix A.

Shareholders of record at the close of business on March 1, 2021 (the “Record Date”) are entitled to vote at the Meeting.

Each share (or fractional share) of each Fund outstanding as of the Record Date is entitled to a number of votes equal to the net asset value of that share (or fractional share) as of the Record Date. This is referred to as “dollar-weighted” voting.

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The number of shares of each Fund outstanding at the close of business on the Record Date and the net assets of each Fund as of that date are shown in Appendix B.

The Fund of which you are a shareholder is named on the proxy card included with this Proxy Statement. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposal with respect to EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Trust’s Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.

If a proxy is properly executed and returned and no choice is specified with respect to Proposal 1, the shares will be voted “FOR” all of the nominees. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the Trust a written notice of revocation (addressed to the Secretary of the Trust at the principal executive offices of the Trust at the address above), by delivering a duly executed proxy bearing a later date or by attending and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a broker-dealer, bank, insurance company or other intermediary, please consult your broker-dealer, bank, insurance company or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Satisfactory evidence of ownership of Fund shares will be required to vote at the Meeting. If you plan to attend the Meeting at the location specified in the notice, we request that you bring photographic identification and a copy of the proxy card included with this Proxy Statement.

Annual reports are provided to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund’s fiscal year end is set forth on Appendix I. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at P.O. Box 9699, Providence, RI 02940-9699 or by calling toll free at 1-877-721-1926. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

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Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

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VOTE REQUIRED AND MANNER OF VOTING PROXIES

The Board of Trustees of the Trust oversees all of the Funds. The shareholders of all series of the Trust will vote together as a single class to elect Trustees and the voting power of the shares of each series will be counted together in determining the results of the voting. A quorum of shareholders with respect to the Trust is required to take action at the Meeting on Proposal 1. The quorum requirement for Proposal 1 is 33-1/3% of the voting power of the Trust taken as a whole as of the Record Date. Total voting power of the Trust taken as a whole is determined, not by the number of shares outstanding, but by net asset value of all of the outstanding shares (including fractional shares) of the Trust as of the Record Date. Each share (or fractional share) of the Trust outstanding as of the Record Date is entitled to a number of votes equal to the net asset value of that share (or fractional share) as of the Record Date. This is referred to as “dollar-weighted” voting.

Votes cast at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, who are employees of Computershare, the proxy solicitor engaged by Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Funds’ investment manager, on behalf of the Funds, will determine whether or not a quorum is present at the Meeting.

If the shareholders of the Trust do not ultimately approve Proposal 1, the Existing Board (as defined below) will continue to oversee the Trust as they currently do pending any further action by the Existing Board.

Abstentions and “broker non-votes” (shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) generally are included for purposes of determining whether a quorum is present at a shareholder meeting, but are not treated as votes cast at such meeting. However, because the Trust understands that a broker or nominee may exercise discretionary voting power with respect to Proposal 1, and there are no other proposals expected to come before the Meeting for which a broker or nominee would not have discretionary voting authority, the Trust does not anticipate that there will be any “broker non-votes” at the Meeting. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal 1. Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 1.

If you hold your shares directly (not through a broker-dealer, bank, insurance company or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on Proposal 1, your shares will be voted in favor of all of the nominees.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal. A signed proxy card or other

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authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of all of the nominees. With respect to routine matters such as Proposal 1, if a beneficial owner fails to provide voting instructions by the date specified in a broker-dealer firm’s proxy solicitation materials, the Trust understands that the broker-dealer firm may exercise discretionary voting power with respect to Proposal 1 on behalf of such beneficial owner.

If you hold shares of a Fund through a broker-dealer, bank, insurance company or other intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed to authorize a service agent to vote such shares in favor of the nominees. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. Because of this practice, a small number of shareholders could determine how a Fund votes, if other shareholders fail to vote.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose the nominees. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

LMPFA and each Fund’s subadviser(s) are subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, together with its subsidiaries, operates as Franklin Templeton. Franklin Templeton and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of all of the nominees. Unless otherwise provided in client guidelines, Franklin Templeton and its affiliates generally intend to vote Fund shares owned in a client account over which Franklin Templeton or an affiliate has discretionary authority in favor of all of the nominees. Please see Appendix J for information regarding persons, including Franklin Templeton and its affiliates, that beneficially owned or owned of record 5% or more of the outstanding shares of a Fund.

Proposal 1:

•	Nominees must be elected by a plurality of the votes cast at the Meeting at which a quorum exists. Being elected by a plurality means receiving the

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greater number of votes cast at a meeting at which a quorum is present. Since the number of nominees equals the number of Trustees to be elected, a nominee receiving any votes will be elected.

•

The shareholders of all series of the Trust will vote together as a single class and the voting power of the shares of each series will be counted together in determining the results of the voting for the proposal.

THE PROPOSAL TO ELECT TRUSTEES

The purpose of the proposal is to elect Trustees of Legg Mason ETF Investment Trust.

Shareholders are being asked to elect a new slate of Trustees of the Trust, which includes legacy Legg Mason-sponsored exchange-traded funds. The four new nominees for Trustees of the Trust (each, a “Nominee”) are Rohit Bhagat, Deborah D. McWhinney, Anantha K. Pradeep and Jennifer M. Johnson. All of the Nominees, except for Ms. Johnson, are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (“Independent Trustees”). The Board recommends that shareholders elect all of the Nominees.

The current Board (the “Existing Board”) consists of 10 Trustees – Andrew L. Breech, Paul R. Ades, Althea L. Duersten, Stephen R. Gross, Susan M. Heilbron, Howard J. Johnson, Jerome H. Miller, Ken Miller, Thomas F. Schlafly and Jane Trust. All of the current Trustees, except for Ms. Trust, are Independent Trustees. None of the current Trustees will continue as Trustees of the Trust after the Nominees are elected and take office.

It is intended that the enclosed proxy card will be voted for all Nominees unless a proxy contains specific instructions to the contrary. The Nominees’ term of office is expected to commence on or about July 1, 2021 or promptly after the election of the Nominees if the Meeting is adjourned or postponed to a date after July 1, 2021.

Reasons for Electing New Trustees

The Existing Board believes that electing a new slate of Trustees may provide benefits to the Funds. This is the result of discussions with management and a due diligence process, including meetings among the members of the Existing Board and the Nominees. Among other things, the Existing Board considered that Franklin Resources, which, together with its subsidiaries, operates as Franklin Templeton, acquired LMPFA and each Fund’s subadviser(s) on July 31, 2020, and that the Nominees serve on the board that oversees the Franklin Templeton family of exchange-traded funds (“Franklin Templeton ETFs”). The Existing Board concluded that bringing together the Funds and the Franklin Templeton ETFs under the oversight of a single Board is expected to promote efficient oversight of the Funds, and efficient use of resources by management, which may enhance management’s productivity with respect to the Funds. Furthermore, the Existing Board concluded that the Nominees

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are highly qualified and have substantial experience in overseeing the operations of exchange-traded funds as members of the board that oversees the Franklin Templeton ETFs, and that the Nominees’ qualifications and experience may benefit the Funds and shareholders.

Each Nominee has consented to serve on the Board if elected by shareholders. If, however, before the election, any Nominee is unable to serve or for good cause will not serve, proxies may be voted for a replacement nominee, if any, designated by the current Trustees.

The Nominees’ terms of office are expected to commence on or about July 1, 2021. Each Nominee will be elected to hold office as a Trustee until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal.

The nominations of the Nominees listed below have been approved by the Existing Board and its nominating committee. Information about the Nominees is set forth in the sections below. The Board has determined that the number of its Trustees shall be fixed at the number of Trustees elected at the Meeting, subject to any further changes in Board size permitted by applicable law and the Trust’s charter documents.

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Nominees and Current Trustees

The Nominees for the Board (the “Proposed Board”) and the current Trustees, their years of birth, their principal occupations during the past five years (their titles may have varied during that period), the number of Funds in the fund complex he or she expects to oversee on or about July 1, 2021, following the election of the Nominees, subject to shareholder approval and scheduled retirements, and other board memberships they hold are set forth below. The address of each Nominee is One Franklin Parkway, San Mateo, CA 94403-1906. The address of each current Trustee is c/o Jane Trust, 100 International Drive, 11th Floor, Baltimore, MD 21202. Each Nominee was recommended for nomination by the Existing Board.

Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex to be Overseen by Nominee[2]	Other Board Memberships Held by Nominee[3]
Independent Trustee Nominees*:
Rohit Bhagat Born 1964	N/A	N/A	Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).	58	Lead Independent Trustee of Franklin Templeton ETF Trust (since 2016), Franklin ETF Trust (since 2017), and Franklin Templeton Trust since 2020 (48 funds); Axis Bank (financial) (2013-present), AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (payment and financial services) (December 2020-present); formerly, FlipKart Limited (eCommerce company) (2019-December 2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

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Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex to be Overseen by Nominee[2]	Other Board Memberships Held by Nominee[3]
Deborah D. McWhinney Born 1955	N/A	N/A	Director of various companies; and formerly, Board Member, Fluor Corporation (2014-2020) (construction and engineering), Focus Financial Partners, LLC (2018-2020) (financial services), Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).	58	Trustee of Franklin Templeton ETF Trust, Franklin ETF Trust and Franklin Templeton Trust since 2020 (48 funds); IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present) and LegalShield (legal services) (2020-present).
Anantha K. Pradeep Born 1963	N/A	N/A	Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).	58	Trustee of Franklin Templeton ETF Trust (since 2016), Franklin ETF Trust (since 2017), and Franklin Templeton Trust since 2020 (48 funds).

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Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex to be Overseen by Nominee[2]	Other Board Memberships Held by Nominee[3]
Interested Trustee Nominee:
Jennifer M. Johnson[4] Born 1964	N/A	N/A	Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).	63	Trustee and Chairperson of the boards of Franklin Templeton ETF Trust (since 2016), Franklin ETF Trust (since 2017), and Franklin Templeton Trust (since 2020); Trustee of Franklin Value Investors Trust since 2015) (53 funds).
Independent Trustees of Existing Board Not Continuing**:
Paul R. Ades Born 1940	Current Member of the Existing Board	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	59	None
Andrew L. Breech Born 1952	Current Member of the Existing Board	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	59	None
Althea L. Duersten Born 1951	Board Chair and Current Member of the Existing Board	Since 2014 (Board Chair since 2021)	Retired (since 2011); formerly, Chief Investment Officer, North America, JP Morgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)	59	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019-2020)

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Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex to be Overseen by Nominee[2]	Other Board Memberships Held by Nominee[3]
Stephen R. Gross Born 1947	Current Member of the Existing Board	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)	59	None
Susan M. Heilbron Born 1945	Current Member of the Existing Board	Since 1991	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)	59	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)
Howard J. Johnson Born 1938	Member of the Existing Board	From 1981 to 1998 and since 2000 (Board Chair from 2013 to 2020)	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)	59	None

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Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex to be Overseen by Nominee[2]	Other Board Memberships Held by Nominee[3]
Jerome H. Miller Born 1938	Current Member of the Existing Board	Since 1995	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)	59	None
Ken Miller Born 1942	Current Member of the Existing Board	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	59	None
Thomas F. Schlafly Born 1948	Current Member of the Existing Board	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)	59	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)
Jane Trust, CFA[5] Born 1962	Current Member of the Existing Board, and President and Chief Executive Officer of the Funds	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 135 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)	135	None

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*	Nominees who are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act of the Trust.
**

The terms of office of Andrew L. Breech, Paul R. Ades, Althea L. Duersten, Stephen R. Gross, Susan M. Heilbron, Howard J. Johnson, Jerome H. Miller, Ken Miller, Thomas F. Schlafly and Jane Trust, members of the Existing Board, will not continue with respect to the Funds once the Nominees take office.

[1]

Indicates the earliest year in which a current Trustee became a Trustee for a fund in the fund complex. Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]

For each Nominee, the number shown is the total number of separate portfolios within the fund complex that the Nominee would oversee if he or she is elected during the Meeting. For each current Trustee, the number shown is the total number of separate portfolios within the fund complex that the Nominee oversees as of the date of this proxy statement.

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In addition to overseeing the Funds, each current Independent Trustee also currently serves as a Trustee of the one fund of ActiveShares® ETF Trust, the 23 funds of Legg Mason Partners Equity Trust and the 16 Funds of Legg Mason Partners Variable Equity Trust, and Ms. Trust serves as a Trustee of 136 other funds in the fund complex. As noted above, the members of the Existing Board will not continue with respect to the nine Funds if the Nominees are elected and take office. In addition, shareholders of the one fund of ActiveShares® ETF Trust are also being asked to elect the Nominees as trustees; accordingly, the members of the Existing Board would not continue as trustees of ActiveShares® ETF Trust if the Nominees are elected as trustees of that trust. However, concurrently with issuance of this proxy statement, shareholders of the 20 funds of Legg Mason Global Asset Management Trust are being asked to elect the members of the Existing Board as trustees. If elected, the members of the Existing Board would take office as trustees of Legg Mason Global Asset Management Trust. Following their retirement as trustees of the Funds and ActiveShares® ETF Trust and election as trustees of Legg Mason Global Asset Management Trust, each current Independent Trustee would oversee 59 funds in the fund complex, and Ms. Trust would oversee 135 funds in the fund complex.

[4]

Ms. Johnson is an “interested person” (as defined in the 1940 Act) of the Trust because of her position as an officer and director of Franklin Resources, which is the parent company of the Funds’ investment manager, subadvisers and distributor.

[5]	Ms. Trust is an “interested person” (as defined in the 1940 Act) of the Trust because of her position with LMPFA and/or certain of its affiliates.

Qualifications of Nominees and Current Trustees

Nominees: The Existing Board believes that each Nominee’s experience, qualifications, attributes and/or skills on an individual basis and in combination with those the other Nominees lead to the conclusion that the Nominees possesses the requisite skills and attributes. The Existing Board believes that the Nominees’ abilities to review, critically evaluate, question and discuss information provided to them, to interact effectively with each Fund’s manager, subadviser(s), other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

The Existing Board has considered the following experience, qualifications, attributes and/or skills, among others, of the Nominees in reaching its conclusion with respect to the Nominees: his or her character and integrity; such person’s length of service as a board member of certain funds in the Franklin Templeton funds complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; their skills, experience, judgment,

15

analytical ability, intelligence, and common sense; their current or previous profit and non-profit board membership; such person’s considerable familiarity with the special regulatory requirements governing regulated investment companies, including exchange-traded funds, and the special responsibilities of investment company trustees; and as to each Nominee other than Ms. Johnson, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Funds (each an “Independent Trustee”). No particular qualification, experience or background establishes the basis for the Existing Board’s conclusion with respect to the Nominees, and individual Trustees may have attributed different weights to the various factors.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to the Nominees: Mr. Bhagat has extensive experience in the asset management and financial services industries; Ms. McWhinney has extensive management, risk and cyber security experience; Dr. Pradeep has served as chief executive officer of consulting and technology companies; and Ms. Johnson is a high ranking executive officer of Franklin Templeton.

Existing Board: The Existing Board believes that the experience, qualifications, attributes and/or skills of each of its current Trustees on an individual basis and in combination with those of its other current Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Existing Board believes that its current Trustees’ abilities to review, critically evaluate, question and discuss information provided to them, to interact effectively with each Fund’s manager, subadviser(s), other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to the current Trustees: Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions; Mr. Breech has substantial experience as the chief executive of a private corporation; Ms. Duersten has substantial experience as a global investment and trading manager in capital markets across multiple asset classes, including as the chief investment officer for the North American region of a major investment bank and service on its executive committee; Mr. Gross has a substantial accounting background and experience as an officer, trustee and board member of various organizations and has been determined to qualify as an audit committee financial expert of the Trust; Ms. Heilbron has substantial legal background and experience, business and consulting experience, and experience as a board member of public companies; Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant; Mr. Jerome Miller has substantial experience as an executive in the asset management group of a major broker/dealer; Mr. Ken Miller has substantial experience as a senior executive of an operating company; Mr. Schlafly has substantial experience practicing law and also serves as the non-executive Chairman of a private corporation and as director of a

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bank; and Ms. Trust has been the Chief Executive Officer of the Trust and other funds sponsored by Franklin Templeton (and before that, Legg Mason) since 2015 and has investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Franklin Templeton and affiliated entities.

References to the qualifications, attributes and skills of Nominees and current Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Existing Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Existing Board or a Nominee by reason thereof.

General Information Regarding the Nominees and the Existing Board

Compensation: Information relating to compensation paid to the Nominees and current Trustees who serve on the Existing Board for the Most Recent Year1 is set forth in Appendix C.

Equity Securities Owned by the Nominees and Current Trustees: Information relating to the amount of equity securities of the Funds and other funds in the fund complex owned by the Nominees and current Trustees as of February 12, 2021 is set forth in Appendix D.

Attendance of Trustees at Annual Meeting: No Trust has a policy with regard to attendance of Trustees at annual shareholder meetings. No annual meeting for the Trust was held during the Most Recent Year.

Board Meetings: During the Most Recent Year, the Existing Board met six times. Each current Trustee attended more than 75% of the aggregate number of meetings of the Existing Board and of each committee of the Existing Board on which he or she served.

Board Leadership Structure, Oversight and Standing Committees of the Existing Board and Proposed Board: Information relating to the various standing committees of the Existing Board and committee structure of the Proposed Board is set forth in Appendix E.

The Chair of the Existing Board and the committee chairs work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Existing Board serves as a key point person for interaction between management and the other Independent Trustees. Under the Proposed Board structure, the Chair of the Proposed Board will be an Interested Trustee, although the Proposed Board also would be served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, would review proposed agendas for Board meetings and generally acts as a liaison with management with respect to questions

1 The term “Most Recent Year,” when used in the Proxy Statement and the relevant Appendices, refers to the calendar year ended December 31, 2020, which coincides with the last fiscal year of certain of the Funds, as shown in Appendix I.

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and issues raised by the Independent Trustees. The Lead Independent Trustee also would preside at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed.

Through the Board’s committees the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Existing Board and the Proposed Board have determined that the respective Board’s committees help ensure that the Funds have effective and independent governance and oversight. The Existing Board and the Proposed Board also have determined that the respective Board’s leadership structure, in which the Chair of the Existing Board (or the Lead Independent Trustee in the case of the Franklin Templeton ETFs) is not affiliated with Franklin Templeton, is appropriate. The Existing Board and the Proposed Board also believe that the respective Board’s leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including each Fund’s subadviser(s).

Each Fund’s service providers, primarily each Fund’s manager, subadviser(s) and, as appropriate, their affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of each Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of each Fund and its service providers. The Board has emphasized to each Fund’s manager and subadviser(s) the importance of maintaining vigorous risk management.

The Funds are subject to a number of risks, including investment risk, counterparty risk, market trading risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Each Fund’s manager and subadviser(s), the affiliates of the manager and subadviser(s) or various service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ and the manager’s Chief Compliance Officer and the manager’s chief risk officer, as well as personnel of the manager (for certain Funds), subadviser(s) and other service providers, such as the Funds’ independent registered public accounting firm, make periodic reports to the Board or its committees with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Trustees recognize that not all risks that may affect the Funds can be identified, that it may not

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be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

Officers of the Trust

The officers of the Trust, their ages and their principal occupations during the past five years (their titles may have varied during that period) are set forth in Appendix H.

Shareholder Approval

The votes of each Fund will be counted together with respect to the election of the Nominees to the Board and the shareholders of each Fund will vote together as a single class with the shareholders of all other Funds that are series of the Trust. The election of Nominees to the Board must be approved by a plurality of the votes cast at the Meeting at which a quorum exists.

If not enough proxies or votes have been received from shareholders of the Trust to achieve quorum and approve Proposal 1 by the time of the Meeting, the Meeting may be postponed or adjourned to permit further solicitation of proxies, or for the Existing Board to consider alternate steps. If the shareholders of the Trust do not ultimately approve Proposal 1, the Existing Board will continue to oversee the Trust as they currently do pending any further action by the Existing Board.

Your Board recommends that you vote “FOR” the election of each of the Nominees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The current Trustees, including a majority of the Independent Trustees, of the Trust have selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds. No representatives of PwC will be present at the Meeting.

Appendix I sets forth for each Fund, for each of the applicable Fund’s two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund and each Fund’s fiscal year end month and day. The fee information in Appendix I is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

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(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of the Existing Board’s Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the investment adviser and any service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Existing Board’s Audit Committee will not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firm, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Existing Board’s Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a Fund, LMPFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the Fund, (ii) the Fund’s manager and (iii) any Covered Service Provider during the fiscal year in which services are

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provided that would not have to be approved by the Committee; (b) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

For each Fund’s two most recent fiscal years, there were no services rendered by PwC to the Funds for which the pre-approval requirement was waived.

Non-audit fees billed for services rendered to each Fund and each Fund’s manager or any entity controlling, controlled by or under common control with the manager that provides ongoing services to the Funds during the last two fiscal years is presented in Appendix I under the caption “Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee.”

The Existing Board’s Audit Committee has considered whether the provision of non-audit services that were rendered by PwC to a Fund’s manager and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by PwC to each Fund, its manager or Covered Service Providers that were required to be pre-approved were pre-approved as required.

ADDITIONAL INFORMATION

5% Share Ownership

As of February 12, 2021, the persons listed in Appendix J owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix J.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the offices of the Fund, 620 Eighth Avenue, New York, NY 10018, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Trustee should write their Fund to the attention of Marc A. De Oliveira, Secretary, 100 First Stamford Place, 6th Floor, Stamford, CT 06902. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the governance and nominating committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

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Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Trust’s Chief Compliance Officer (“CCO”). Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement and costs in connection with the solicitation of proxies will generally be allocated among the Funds on the basis of their respective net assets. In accordance with each Fund’s unitary fee arrangements, Franklin Templeton will bear some or all of the Fund’s allocated portion of these costs.

Solicitation may be made by letter or telephone by officers or employees of LMPFA or its affiliates, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds and Franklin Templeton will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, the Funds and Franklin Templeton have retained Computershare, a proxy solicitation firm, to assist in the solicitation of proxies. Computershare may solicit proxies personally and by telephone. The mailing service, proxy solicitation costs, and postage and printing costs associated with this Proxy Statement are estimated at approximately $205,000, plus reimbursements of out-of-pocket expenses. The Funds’ share of these costs, after giving effect to the Funds’ unitary fee arrangements, is expected to be $0.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix I.

Information Concerning the Managers, Subadvisers, Distributor and Administrator

LMPFA has offices at 620 Eighth Avenue, New York, New York 10018. LMPFA serves as the investment manager to all of the Funds as listed in Appendix B. LMPFA serves as the administrator to all of the Funds.

ClearBridge Investments, LLC (“ClearBridge”) has offices at 620 Eighth Avenue, New York, New York 10018. ClearBridge serves as the subadviser to the Funds identified as being subadvised by ClearBridge in Appendix B.

Brandywine Global Investment Management, LLC (“Brandywine Global”) has offices at 1735 Market Street, 18th Floor, Philadelphia, Pennsylvania 19103. Brandywine Global serves as subadviser to the Funds identified as being subadvised by Brandywine in Appendix B.

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ClearBridge RARE Infrastructure (North America) Pty Limited (formerly known as RARE Infrastructure (North America) Pty Ltd.) (“RARE”) has offices at Level 13, 35 Clarence Street, Sydney, NSW 2000 Australia. RARE serves as subadviser to the Funds identified as being subadvised by RARE in Appendix B.

QS Investors, LLC (“QS Investors”) has offices at 880 Third Avenue, 7th Floor, New York, New York 10022. QS Investors serves as subadviser to the Funds identified as being subadvised by QS Investors in Appendix B.

Royce & Associates, LP has offices at 745 Fifth Avenue, New York, NY 10151. Royce & Associates LP primarily conducts its business under the name Royce Investment Partners (“Royce”). Royce serves as subadviser to the Funds identified as being subadvised by Royce in Appendix B.

Western Asset Management Company, LLC (“Western Asset”), has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset Management Company Limited (“Western Asset London”), has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Management Company Ltd (“Western Asset Japan”) has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) has offices at 1 George Street #23-01, Singapore 049145. Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore serve as subadviser to the Funds identified as being subadvised by Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore in Appendix B.

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, Maryland 20202, is the distributor to all of the Funds.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Funds.

The Meeting may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. At the discretion of the chair, if a quorum is present with respect to a proposal to be considered at the Meeting, a vote may be taken on the proposal prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned with respect to any other proposal. The Meeting may be postponed prior to the Meeting. In the event of any inconsistency between this proxy statement and the Trust’s governing documents or applicable law, the Trust’s governing documents and applicable law will control.

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Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or over the Internet.

Marc A. De Oliveira

Secretary

[    ], 2021

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Appendix A

Series of Legg Mason ETF Investment Trust

Series
ClearBridge All Cap Growth ETF
ClearBridge Dividend Strategy ESG ETF
ClearBridge Large Cap Growth ESG ETF
Legg Mason Global Infrastructure ETF
Legg Mason International Low Volatility High Dividend ETF
Legg Mason Low Volatility High Dividend ETF
Legg Mason Small-Cap Quality Value ETF
Western Asset Short Duration Income ETF
Western Asset Total Return ETF

A-1

Appendix B

Fund Information

The following table lists, with respect to each Fund, the names of the Fund’s manager and subadviser(s), the total number of shares outstanding and the net assets of the Fund on the Record Date. Each share (or fractional share) of the Trust outstanding as of the Record Date is entitled to a number of votes equal to the net asset value of that share (or fractional share) as of the Record Date, so called “dollar-weighted” voting.

Fund	Manager	Subadviser(s)	Total Shares Outstanding	Net Assets ($)
ClearBridge All Cap Growth ETF	LMPFA	ClearBridge; Western Asset
ClearBridge Dividend Strategy ESG ETF	LMPFA	ClearBridge; Western Asset
ClearBridge Large Cap Growth ESG ETF	LMPFA	ClearBridge; Western Asset
Legg Mason Global Infrastructure ETF	LMPFA	RARE; Western Asset
Legg Mason International Low Volatility High Dividend ETF	LMPFA	QS Investors; Western Asset
Legg Mason Low Volatility High Dividend ETF	LMPFA	QS Investors; Western Asset
Legg Mason Small-Cap Quality Value ETF	LMPFA	Royce; Western Asset
Western Asset Short Duration Income ETF	LMPFA	Western Asset; Western Asset London; Western Asset Japan; Western Asset Singapore
Western Asset Total Return ETF	LMPFA	Western Asset; Western Asset London; Western Asset Japan; Western Asset Singapore

B-1

Appendix C

Compensation of the Current Trustees and Nominees

Existing Board

Information for the Most Recent Year* regarding compensation paid to the current Trustees of the Existing Board by the Funds is set forth below.

The Independent Trustees of the Existing Board receive an annual retainer plus fees for attending each regularly scheduled Board meeting and special Board meeting he or she attends in person or by telephone. The Independent Trustees of the Existing Board are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Existing Board, as well as each committee member, receive additional compensation. All such fees paid to the current Independent Trustees of the Existing Board are aggregate fees for serving on the combined Board of Trustees of ActiveShares® ETF Trust, Legg Mason ETF Investment Trust, Legg Mason Partners Equity Trust and Legg Mason Partners Variable Equity Trust and such fees are allocated among the Funds according to the average annual net assets of each Fund comprising such Trusts. The Existing Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Jane Trust, an “interested person” (as defined in the 1940 Act) of the Funds, does not receive compensation from the Funds, but may be reimbursed for reasonable out-of-pocket expenses relating to attendance at such meetings.

The terms of office of the members of the Existing Board will not continue with respect to the Funds once the Nominees take office on or about July 1, 2021.**

* The term “Most Recent Year,” when used in this Appendix C, refers to the calendar year ended December 31, 2020, which coincides with the last fiscal year of certain of the Funds, as shown in Appendix I. The disclosure of compensation paid to current Trustees by all Funds for the Most Recent Year rather than, in certain instances, a Fund’s most recent fiscal year, is provided for ease of presentation and comprehension. The compensation structure for current Trustees of the Trust, generally a yearly fee plus fees per meeting attended, has not been altered since the periods covered, but compensation of Trustees varies from period to period depending on the number of meetings attended. The Funds whose fiscal years do not coincide with the calendar year do not believe that the compensation of any of their Trustees would be materially greater if disclosed for the most recent fiscal years, after taking into account the number of meetings held in each period.

** In addition to overseeing the Funds of Legg Mason ETF Investment Trust, each current Independent Trustee also currently serves as a Trustee of the one fund of ActiveShares® ETF Trust, the 23 funds of Legg Mason Partners Equity Trust and the 16 funds of Legg Mason Partners Variable Equity Trust, and Ms. Trust serves as a Trustee of 136 other funds in the fund complex. Concurrently with issuance of this proxy statement, shareholders of the 20 funds of Legg Mason Global Asset Management Trust are being asked to elect the members of the Existing Board as trustees. If elected, the members of the Existing Board would take office as trustees of Legg Mason Global Asset Management Trust. In addition, shareholders of the one fund of ActiveShares® ETF Trust are being asked to elect the Nominees as trustees; accordingly, the members of the Existing Board would not continue as trustees of ActiveShares® ETF Trust if the Nominees are elected as trustees of that trust. Following their retirement as trustees of the Funds and ActiveShares® ETF Trust and election as trustees of Legg Mason Global Asset Management Trust, each current Independent Trustee would oversee 59 funds in the fund complex, and Ms. Trust would oversee 135 funds in the fund complex.

Compensation Table ($)

Fund[1]	Paul R. Ades	Andrew L. Breech	Althea L. Duersten	Stephen R. Gross	Susan M. Heilbron	Howard J. Johnson[2]	Jerome H. Miller	Ken Miller	Thomas F. Schlafly	Jane Trust
Legg Mason ETF Investment Trust
ClearBridge All Cap Growth ETF	1,044	1,087	1,044	973	973	1,144	1,058	1,056	1,044	None
ClearBridge Dividend Strategy ESG ETF	53	55	53	49	49	58	53	53	53	None
ClearBridge Large Cap Growth ESG ETF	1,092	1,136	1,092	1,024	1,018	1,195	1,107	1,103	1,092	None
Legg Mason Global Infrastructure ETF	111	116	111	103	103	122	112	112	111	None
Legg Mason International Low Volatility High Dividend ETF	378	394	378	352	352	414	383	382	378	None
Legg Mason Low Volatility High Dividend ETF	4,963	5,168	4,963	4,621	4,621	5,441	5,031	5,015	4,963	None
Legg Mason Small-Cap Quality Value ETF	73	76	73	62	68	81	74	74	73	None
Western Asset Short Duration Income ETF	112	116	112	104	104	122	113	113	112	None
Western Asset Total Return ETF	796	827	796	744	744	869	807	805	796	None
Total Compensation from Fund Complex	362,000	377,000	362,000	337,000	337,000	397,000	367,000	365,000	362,000	None
Number of Funds in Fund Complex Overseen by Trustee[3]	49	49	49	49	49	49	49	49	49	145

1 Information for the Most Recent Year.

2 The total amount of deferred compensation accrued (including earnings or depreciation in value of amounts deferred) through December 31, 2020 for Mr. Howard J. Johnson is $198,825.61.

3 See note ** above.

Proposed Board

The Nominees did not receive compensation from the Funds for the Most Recent Year. Information for the Most Recent Year regarding compensation paid to the Nominees by all funds in the fund complex is set forth below.

The Independent Trustee Nominees constitute the sole independent board members of three other investment companies in the Franklin Templeton fund complex. Each Independent Trustee Nominee is paid a $110,000 annual retainer fee, together with a $7,000 per meeting fee ($3,500 per meeting held via telephone) for attendance at each regularly scheduled board meeting, a portion of which fees will be allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Lead Independent Trustee is paid an annual supplemental retainer of $15,000 for services to such investment companies, a portion of which will be allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds are paid a $3,000 fee per Committee meeting in which they participate, a portion of which will be allocated to the Trust. Rohit Bhagat, who is expected to serve as Chair of the Audit Committee of the Trust and serves as such for other Franklin Templeton funds, receives a fee of $10,000 per year, a portion of which will be allocated to the Trust. Board members who serve on the Nominating Committee of the Trust and such other funds are paid a $3,000 fee per Committee meeting in which they participate, a portion of which is allocated to the Trust. Anantha K. Pradeep, who is expected to serve as Chair of the Nominating Committee of the Trust and serves as such for other Franklin Templeton funds, receives a fee of $10,000 per year, a portion of which will be allocated to the Trust. The Independent Trustee Nominees will be reimbursed for expenses incurred in connection with attending board meetings and such expenses are paid pro rata by each fund in the Franklin Templeton fund complex for which they serve as trustee. No Independent Trustee Nominee receives any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in the Franklin Templeton fund complex. Certain officers or board members who are shareholders of Franklin Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Jennifer Johnson, an “interested person” (as defined in the 1940 Act) of the funds that she oversees, does not receive compensation from such funds.

Compensation Table ($)

Fund[1]	Rohit Bhagat	Deborah D. McWhinney	Anantha K. Pradeep	Jennifer M. Johnson
Legg Mason ETF Investment Trust
ClearBridge All Cap Growth ETF	None	None	None	None
ClearBridge Dividend Strategy ESG ETF	None	None	None	None
ClearBridge Large Cap Growth ESG ETF	None	None	None	None
Legg Mason Global Infrastructure ETF	None	None	None	None

Fund[1]	Rohit Bhagat	Deborah D. McWhinney	Anantha K. Pradeep	Jennifer M. Johnson
Legg Mason International Low Volatility High Dividend ETF	None	None	None	None
Legg Mason Low Volatility High Dividend ETF	None	None	None	None
Legg Mason Small-Cap Quality Value ETF	None	None	None	None
Western Asset Short Duration Income ETF	None	None	None	None
Western Asset Total Return ETF	None	None	None	None
Total Compensation from Fund Complex	169,000	144,000	154,000	None
Number of Funds in Fund Complex Overseen by Trustee[2]	48	48	48	53

1 Information for the Most Recent Year.

2 Each Nominee currently serves as a Trustee of Franklin Templeton ETF Trust, Franklin ETF Trust and Franklin Templeton Trust. Ms. Johnson also currently serves as a Trustee of Franklin Value Investors Trust.

None of the Funds currently provides any pension or retirement benefits to current Trustees, Nominees or officers.

As of February 12, 2021, all current Trustees, Nominees and officers as a group owned less than 1% of the outstanding shares of each Fund.

Appendix D

Equity Securities Owned

The following table shows the amount of equity securities owned by the Nominees and current Trustees in the Funds that they oversee or are nominated to oversee as of February 12, 2021.

Name of Nominee or Current Trustee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the Nominee in Fund Complex
Rohit Bhagat	None	None
Deborah D. McWhinney	None	None
Anantha K. Pradeep	None	None
Jennifer M. Johnson	None	Over $100,000
Paul R. Ades	Legg Mason Low Volatility High Dividend ETF ($10,001 - $50,000)	Over $100,000
Andrew L. Breech	None	Over $100,000
Althea L. Duersten	None	Over $100,000
Stephen R. Gross	None	Over $100,000
Susan M. Heilbron	None	Over $100,000
Howard J. Johnson	Legg Mason Low Volatility High Dividend ETF (Over $100,000)	Over $100,000
Jerome H. Miller	None	Over $100,000
Ken Miller	None	Over $100,000
Thomas F. Schlafly	None	Over $100,000
Jane Trust	None	Over $100,000

None of the current Independent Trustees or Independent Trustee Nominees or their family members had any interest in LMPFA, a Fund’s subadvisers, LMIS, or any person directly or indirectly controlling, controlled by, or under common control with LMPFA, a Fund’s subadvisers or LMIS as of February 12, 2021.

D-1

Appendix E

Standing Committees of the Existing Board and Committee Structure of the Proposed Board

Standing Committees of the Existing Board

The business and affairs of the Trust are managed by or under the direction of its Board.

Audit Committee. The Existing Board has a standing Audit Committee comprised of all of its Trustees who are Independent Trustees. The current Audit Committee members of the Existing Board are: Andrew L. Breech (Chair), Paul R. Ades, Althea L. Duersten, Stephen R. Gross, Susan M. Heilbron, Howard J. Johnson, Jerome H. Miller, Ken Miller and Thomas F. Schlafly.

The primary purposes of the Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Trust, the quality of each Fund’s financial statements and the independent audit thereof, the qualifications and independence of the Trust’s independent registered public accounting firm, and the Trust’s compliance with legal and regulatory requirements. The Audit Committee acts as liaison between the Trust’s independent auditor and the Board. The Audit Committee reviews the scope of the Trust’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Fund’s manager and any affiliated service providers if the engagement relates directly to the Trust’s operations and financial reporting of the Trust.

During the Most Recent Year, the Audit Committee of the Existing Board met four times.

Governance and Nominating Committees. The Existing Board has a standing Governance Committee, which has formed a Compensation and Nominating sub-Committee.

The Governance Committee comprises all of its Trustees who are Independent Trustees. The current Governance Committee members of the Existing Board are: Paul R. Ades, Andrew L. Breech, Althea L. Duersten (Chair), Stephen R. Gross, Susan M. Heilbron, Howard J. Johnson, Jerome H. Miller, Ken Miller and Thomas F. Schlafly. The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has

formed the Compensation and Nominating sub-Committee, which is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The current members of the Compensation and Nominating sub-Committee are: Paul R. Ades, Andrew L. Breech, Howard J. Johnson, Ken Miller (Chair) and Thomas F. Schlafly. The Governance Committee met four times in the Most Recent Year. The Compensation and Nominating sub-Committee met one time in the Most Recent Year. The Governance Committee and the Compensation and Nominating sub-Committee are hereinafter referred to collectively as the “Governance and Nominating Committee.”

The Governance and Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees as described in the Governance and Nominating Committee charter found in Appendix F. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. A copy of the Governance and Nominating Committee charter is included in Appendix F. The Governance and Nominating Committee charter is not currently made available on the Funds’ websites.

The Governance and Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser and other principal service providers and then chooses a candidate by majority vote. None of the Governance and Nominating Committees has specific, minimum qualifications for nominees. None of the Governance and Nominating Committees has established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance and Nominating Committee of the Existing Board may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Existing Board has additional standing committees, as follows:

The Existing Board has a Contract Committee that is charged with assisting the Board in requesting and evaluating such information from each Fund’s manager and the subadviser(s) as may reasonably be necessary to evaluate the terms of the Fund’s investment management agreement, subadvisory arrangements and distribution arrangements. The current Contract Committee members are: Paul R. Ades, Susan M. Heilbron (Chair) and Ken Miller. During the Most Recent Year, the Contract Committee met one time.

The Existing Board has a Performance Committee that is charged with assisting the Board in carrying out its oversight responsibilities over the Fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process. The current Performance Committee members are: Althea L. Duersten, Howard J. Johnson, Jerome H. Miller (Chair), Thomas F. Schlafly and Jane Trust (ex-officio). During the Most Recent Year, the Performance Committee met four times.

Committees Structure of the Proposed Board

If the Nominees are elected, it is expected that the Proposed Board would maintain two standing committees, an Audit Committee and a Nominating Committee, with similar functions and responsibilities that are currently assigned to each corresponding committee of the Existing Board. Each committee would be comprised of all of the Independent Trustee Nominees. A copy of the Nominating Committee Charter for the Proposed Board is included in Appendix G. The Proposed Board could choose to adopt a different committee structure or to modify its committee structure, or any other aspect of its governance structure, at any time.

Appendix F

Existing Board Governance and Nomination Committee Charter

Governance Committee Charter

Establishment and Purpose

This document serves as the Charter for the Governance Committee (the “Committee”) of the Board of each registered investment company (the “Trust”) listed in Appendix A hereto and each series thereof (each, a “Fund”). The primary purposes of the Committee are to

(a)	select and nominate persons for election or appointment by the Board as Trustees of the Trust;

(b)	oversee Board governance and related Trustee practices; and

(c)	evaluate and make recommendations to the Board to enhance the performance of the Board.

Duties and Responsibilities

The Committee shall:

1.	Consider standards or qualifications for Independent Trustee nominees and identify and evaluate individuals believed to be qualified to become Independent Trustees of the Fund.

2.	Recommend to the Board nominees for election or appointment.

3.

Consider and periodically make recommendations to the Board on matters concerning Board governance and performance, and related matters. In this regard, the Committee will coordinate, with the assistance of fund and Independent Trustee counsel, a self-assessment, to be conducted by the full Board at least annually, covering at least the matters required by applicable law.

4.	Consider and periodically make recommendations to the Board regarding Trustee practices and matters, including compensation, insurance arrangements and retirement.

The Committee may also carry out any other duties or responsibilities delegated to the Committee by the Board from time to time.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (b) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Fund’s investment manager, the Fund’s sub-adviser(s), if any, the Fund’s counsel, counsel to the Independent Trustees and the Fund’s other service providers.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Trustee of the Trust, the Committee should consider among other factors it may deem relevant:

•

whether or not the person is an “interested person” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Trust;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Trust;

•

the contribution which the person can make to the Board and the Trust (or, if the person has previously served as a Trustee of the Trust, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience and education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Trust’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders.

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Trust, the Committee shall present its recommendation to the full Board for its consideration.

Composition

The Committee shall be composed solely of such number of Trustees who have been determined not to be “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act, of the Trust (“Independent Trustees”) as the Board of the Trust may specifically determine and reflect in the Board’s minutes. The Committee shall elect a Chairperson, who shall preside over Committee meetings.

Meetings

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Meetings of the Committee may be held in person, by telephone or by other appropriate means. The Committee may take action by unanimous written consent in lieu of a meeting.

One-third of the Committee’s members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

The Chairperson shall report regularly to the Board on the results of the Committee’s deliberations and make such recommendations as deemed appropriate.

Amendments

This Charter may be amended by a vote of the majority of the Trustees.

Amended: February 1, 2017

Amended: November 6, 2019

Appendix A

ActiveShares® ETF Trust

Legg Mason ETF Investment Trust

Legg Mason Partners Equity Trust

Legg Mason Partners Variable Equity Trust

Appendix G

Proposed Board Nominating Committee Charter

NOMINATING COMMITTEE CHARTER

I.	The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.

1.

The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.	The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.

The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.

The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

G-1

III.	Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.	Other Powers and Responsibilities.

1.

The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR EXCHANGE-LISTED FUNDS ONLY

The Committee shall comply with any additional rules of any stock exchange applicable to nominating committees of funds whose shares are listed thereon.

G-2

Appendix H

Officers of the Trust

[**To be confirmed**]

The officers of the Trust, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is 100 International Drive, Baltimore, MD 21202, unless otherwise indicated. Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board. Each officer is an “interested person” (as defined in the 1940 Act) of the Trust by virtue of that individual’s position with Franklin Templeton or its affiliates described in the table below.

Name and Year of Birth	Position(s) with Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Jane Trust, CFA Born 1962	President and Chief Executive Officer[2]	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 135 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Jenna Bailey Born 1978 100 First Stamford Place, 5th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)
Ted P. Becker Born 1951 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

1 If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown. Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

2 Ms. Trust also currently serves as a Trustee on the Existing Board.

H-1

Name and Year of Birth	Position(s) with Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Christopher Berarducci Born 1974 620 Eighth Avenue, 47th Floor, New York, NY 10018	Treasurer and Principal Financial Officer	Since 2010 and 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020), Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.
Marc A. De Oliveira Born 1971 100 First Stamford Place, 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2020	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)
Jeanne M. Kelly Born 1951 620 Eighth Avenue, 47th Floor New York, NY 10018	Senior Vice President	Since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020), and Senior Vice President of LMFAM (2013 to 2015)
Susan Kerr Born 1949 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of LMIS; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)
Thomas C. Mandia Born 1962 100 First Stamford Place., 6th Floor Stamford, CT 06902	Senior Vice President	Since 2020	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

H-2

Appendix I

Audit Fees, Audit-Related Fees, Non-Audit Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees, Audit-Related Fees and Non-Audit Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason ETF Investment Trust
ClearBridge All Cap Growth ETF	Sept. 30	22,500	20,000	None	None
ClearBridge Dividend Strategy ESG ETF	Nov. 30	22,500	20,000	None	None
ClearBridge Large Cap Growth ESG ETF	Nov. 30	22,500	20,000	None	None
Legg Mason Global Infrastructure ETF	Oct. 31	22,500	20,000	None	None
Legg Mason International Low Volatility High Dividend ETF	Oct. 31	22,500	20,000	None	None
Legg Mason Low Volatility High Dividend ETF	Oct. 31	22,500	20,000	None	None
Legg Mason Small-Cap Quality Value ETF	July 31	22,500	20,000	None	None
Western Asset Short Duration Income ETF	July 31	22,500	10,000	None	None
Western Asset Total Return ETF	Dec. 31	22,500	10,000	None	None

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason ETF Investment Trust
ClearBridge All Cap Growth ETF	Sept. 30	None	None	None	None
ClearBridge Dividend Strategy ESG ETF	Nov. 30	None	None	None	None
ClearBridge Large Cap Growth ESG ETF	Nov. 30	None	None	None	None
Legg Mason Global Infrastructure ETF	Oct. 31	None	None	None	None
Legg Mason International Low Volatility High Dividend ETF	Oct. 31	None	None	None	None
Legg Mason Low Volatility High Dividend ETF	Oct. 31	None	None	None	None
Legg Mason Small-Cap Quality Value ETF	July 31	None	None	None	None
Western Asset Short Duration Income ETF	July 31	None	None	None	None
Western Asset Total Return ETF	Dec. 31	None	None	None	None

I-1

Aggregate Non-Audit fees for Services Provided to Each Fund and its Affiliated Services Providers Pre-Approved by the Audit Committee

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason ETF Investment Trust
ClearBridge All Cap Growth ETF	Sept. 30	1,051,186	463,523
ClearBridge Dividend Strategy ESG ETF	Nov. 30	1,051,186	463,523
ClearBridge Large Cap Growth ESG ETF	Nov. 30	707,833	112,345
Legg Mason Global Infrastructure ETF	Oct. 31	672,688	472,562
Legg Mason International Low Volatility High Dividend ETF	Oct. 31	672,688	472,562
Legg Mason Low Volatility High Dividend ETF	Oct. 31	672688	472562
Legg Mason Small-Cap Quality Value ETF	July 31	707,834	197,570
Western Asset Short Duration Income ETF	July 31	707,834	197,570
Western Asset Total Return ETF	Dec. 31	773,011	1,051,186

I-2

Appendix J

5% Share Ownership

DTC is the securities depository for the shares of the Trust, and shares of the Funds are registered in the name of DTC or its nominee. Although the Funds do not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of February 12, 2021, the following persons owned of record the amounts indicated of the shares of the Funds indicated. Please note that the Funds do not have share classes. Shareholders who beneficially own 25% or more of the outstanding shares of a Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholder.

Name and Address	Shares Held	As % of shares outstanding

Legg Mason ETF Investment Trust

ClearBridge All Cap Growth ETF
LPL FINANCIAL CORPORATION 1055 LPL WAY, FORT MILL, SC 29715	252,401	5.37%
RAYMOND JAMES 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	799,691	17.01%
RELIANCE TRUST COMPANY/ FIS TRUSTDESK MKE 1100 ABERNATHY ROAD NE SUITE 400, ATLANTA, GA 30328	984,245	20.94%
UBS FINANCIAL SERVICES INC. 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	256,629	5.46%
MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES STREET 6TH FLOOR, BALTIMORE, MD 21231	865,566	18.42%
STIFEL NICOLAUS & CO., INC. 501 N BROADWAY ONE FINANCIAL PLAZA, ST LOUIS MO 63102	379,275	8.07%

ClearBridge Dividend Strategy ESG ETF[1]
INTERACTIVE BROKERS RETAIL EQUITY CLEARING 8 GREENWICH OFFICE PARK, GREENWICH, CT 06831	85,867	21.47%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD., JERSEY CITY, NJ 07310	93,536	23.38%
CHARLES SCHWAB & CO. INC. 2423 E. LINCOLN DRIVE, PHOENIX, AZ 85016	24,668	6.17%
MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES STREET 6TH FLOOR, BALTIMORE, MD 21231	31,261	7.82%
PERSHING LLC ONE PERSHING PLAZA, JERSEY CITY, NJ 07399	41,398	10.35%

Name and Address	Shares Held	As % of shares outstanding

ClearBridge Large Cap Growth ESG ETF
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD., JERSEY CITY, NJ 07310	995,008	36.85%
CHARLES SCHWAB & CO. INC. 2423 E. LINCOLN DRIVE, PHOENIX, AZ 85016	640,253	23.71%
MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES STREET 6TH FLOOR, BALTIMORE, MD 21231	421,961	15.63%

Legg Mason Global Infrastructure ETF[2]
PERSHING LLC ONE PERSHING PLAZA, JERSEY CITY, NJ 07399	28,881	9.63%
CHARLES SCHWAB & CO. INC. 2423 E. LINCOLN DRIVE, PHOENIX, AZ 85016	46,640	15.55%
RBC CAPITAL MARKETS, LLC 510 MARQUETTE AVE. SOUTH MINNEAPOLIS, MN 55402-1110	22,455	7.49%
INTERACTIVE BROKERS RETAIL EQUITY CLEARING 8 GREENWICH OFFICE PARK, GREENWICH, CT 06831	53,066	17.69%
LPL FINANCIAL CORPORATION 1055 LPL WAY, FORT MILL, SC 29715	57,800	19.27%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD., JERSEY CITY, NJ 07310	26,150	8.72%

Legg Mason International Low Volatility High Dividend ETF[3]
TD AMERITRADE CLEARING INC. 200 S. 108TH AVE., OMAHA, NE 68154	140,745	6.01%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD., JERSEY CITY, NJ 07310	218,055	9.32%
THE BANK OF NEW YORK MELLON 525 WILLIAM PENN PLACE SUITE 153-0400, PITTSBURGH, PA 15259	1,085,375	46.38%
CHARLES SCHWAB & CO. INC. 2423 E. LINCOLN DRIVE, PHOENIX, AZ 85016	259,547	11.09%

Legg Mason Low Volatility High Dividend ETF[4]
THE BANK OF NEW YORK MELLON 525 WILLIAM PENN PLACE SUITE 153-0400, PITTSBURGH, PA 15259	4,931,843	23.71%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD., JERSEY CITY, NJ 07310	1,787,952	8.60%
MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES STREET 6TH FLOOR, BALTIMORE, MD 21231	1,976,166	9.50%

Legg Mason Small-Cap Quality Value ETF
NATIONAL FINANCIAL SERVICES, LLC 499 WASHINGTON BLVD., JERSEY CITY, NJ 07310	68,553	15.23%

Name and Address	Shares Held	As % of shares outstanding

Legg Mason Small-Cap Quality Value ETF (continued)
RBC CAPITAL MARKETS, LLC 510 MARQUETTE AVE., SOUTH MINNEAPOLIS, MN 55402-1110	42,691	9.49%
CHARLES SCHWAB & CO., INC. 211 MAIN STREET, SAN FRANCISCO, CA 94105	70,058	15.57%
E TRADE SECURITIES, LLC P.O. BOX 484, JERSEY CITY, NJ 07303-0484	63,063	14.01%
RELIANCE TRUST COMPANY FBO MASSMUTUAL P.O. BOX 28004, ATLANTA, GA 30358	123,576	27.46%

Western Asset Short Duration Income ETF[5]
CHARLES SCHWAB & CO. INC 2423 E. LINCOLN DRIVE PHOENIX. AZ 85016	19,123	5.46%
PERSHING LLC ONE PERSHING PLAZA, JERSEY CITY, NJ 07399-0001	43,943	12.56%
BB&T SECURITIES 8806 DISCOVER DR., RICHMOND VA 23229	73,271	20.93%
MORGAN STANLEY SMITH BARNEY, LLC 1 NEW YORK PLZ., FLOOR 12, NEW YORK, NY 10004-1901	20,250	5.79%
TD AMERITRADE, INC. PO BOX 2226, OMAHA, NE 68103-2226	83,705	23.92%
BOA SECURITIES, INC. 4804 DEER LAKE DR., E JACKSONVILLE FL 32246	35,025	10.01%
JP MORGAN SECURITIES, LLC/JPMC 500 STANTON CHRISTIANA ROAD, OPS 4 2ND FLOOR, NEWARK, DE 19713	33,208	9.49%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD., JERSEY CITY, NJ 07310	17,669	5.05%

Western Asset Total Return ETF
RELIANCE TRUST COMPANY FBO MASSMUTUAL P.O. BOX 28004 ATLANTA, GA 30358	512,960	10.06%
TD AMERITRADE CLEARING INC. 200 S. 108TH AVE., OMAHA, NE 68154	750,708	14.72%
BOA SECURITIES, INC. 4804 DEER LAKE DR., E JACKSONVILLE FL 32246	276,258	5.42%
NATIONAL FINANCIAL SERVICES, LLC 499 WASHINGTON BLVD., JERSEY CITY, NJ 07310	847,479	16.62%
GOLDMAN SACHS & CO. LLC 30 HUDSON STREET JERSEY CITY, NJ 07302	511,147	10.02%

Name and Address	Shares Held	As % of shares outstanding

Western Asset Total Return ETF (continued)
CHARLES SCHWAB & CO. INC. 2423 E. LINCOLN DRIVE, PHOENIX. AZ 85016	1,490,326	29.22%

1 The positions shown include shares held by Legg Mason, Inc., an affiliate of Franklin Templeton, representing 20.96% of the outstanding shares of ClearBridge Dividend Strategy ESG ETF.

2 The positions shown include shares held by Legg Mason, Inc., an affiliate of Franklin Templeton, representing 29.15% of the outstanding shares of Legg Mason Global Infrastructure ETF.

3 The positions shown include shares held by QS Dynamic Multi Strategy VIT, a fund for which LMPFA serves as investment manager, representing 46.38% of the outstanding shares of Legg Mason International Low Volatility High Dividend ETF.

4 The positions shown include shares held by QS Dynamic Multi Strategy VIT, a fund for which LMPFA serves as investment manager, representing 23.71% of the outstanding shares of Legg Mason Low Volatility High Dividend ETF.

5 The positions shown include shares held by Legg Mason, Inc., an affiliate of Franklin Templeton, representing 6.68% of the outstanding shares of Western Asset Short Duration Income ETF.

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[FORM OF PROXY CARD1]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

http://www.meetingcenter.io/222688342

on June 15 at 11:00 a.m. Eastern Time To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The Password for this meeting is ETF2021.

Please detach at perforation before mailing.

PROXY	LEGG MASON ETF INVESTMENT TRUST
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON JUNE 15, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Jeanne M. Kelly, Thomas C. Mandia, Harris C. Goldblat, Marc A. DeOliveira, Tara E. Gormel and Angela N. Velez, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund(s) which the undersigned is entitled to vote at the Special Meeting of Shareholders of Legg Mason ETF Investment Trust (the “Trust”), scheduled to be held on Tuesday, June 15, 2021 at 11:00 a.m. (Eastern time), and at any adjournment(s) or postponement(s) thereof (the “Meeting”), as fully as the undersigned would be entitled to vote if personally present. Due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of Fund shareholders, the meeting will be held in a virtual meeting format that is accessible solely by means of remote communication, at the following Meeting website: http://www.meetingcenter.io/222688342. To participate in the Meeting, shareholders must enter the following password: ETF2021. Shareholders must also enter the 14-digit control number found in the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned. If no direction is made, this proxy will be voted “FOR” the election of all of the Nominees in Proposal 1.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ETF_31873_021621

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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1 The proxy card that each shareholder receives will be tailored to indicate the Fund(s) in which that shareholder holds shares.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders scheduled to be held virtually on June 15, 2021.

The Notice of Meeting, Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/lmf-31873

FUNDS	FUNDS	FUNDS
ClearBridge All Cap Growth ETF	ClearBridge Dividend Strategy ESG ETF	ClearBridge Large Cap Growth ESG ETF
Legg Mason Global Infrastructure ETF	LM International Low Volatility High Dividend ETF	Legg Mason Low Volatility High Dividend ETF
Legg Mason Small-Cap Quality Value ETF	Western Asset Short Duration Income ETF	Western Asset Total Return ETF

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the Meeting.

 TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal The Board of Trustees recommends that you vote “FOR” for all of the Nominees in Proposal 1, as more fully described in the Proxy Statement:

1.	To Elect Trustees of the Trust: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

01. Rohit Bhagat	02. Deborah D. McWhinney	03. Anantha K. Pradeep	04. Jennifer M. Johnson

	FOR	WITHHOLD	FOR ALL	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT	ALL	ALL	EXCEPT
01 ClearBridge All Cap Growth ETF	☐	☐	☐ 02 ClearBridge Dividend Strategy ESG ETF	☐	☐	☐
03 ClearBridge Large Cap Growth ESG ETF	☐	☐	☐ 04 Legg Mason Global Infrastructure ETF	☐	☐	☐
05 LM International Low Volatility High Dividend ETF	☐	☐	☐ 06 Legg Mason Low Volatility High Dividend ETF	☐	☐	☐
07 Legg Mason Small-Cap Quality Value ETF	☐	☐	☐ 08 Western Asset Short Duration Income ETF	☐	☐	☐
09 Western Asset Total Return ETF	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and
Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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xxxxxxxxxxxxxx	ETF 31873	M xxxxxxxx